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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)   October 25, 2002
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                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



         Nevada                        000-28307                13-3709558
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(State or other jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



22-09 Queens Plaza North, Long Island City, New York             11101
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code       718/752-2400
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          (Former name or former address, if changed since last report)


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Item 5.  Other.

         On October 25, 2002, Jeffery L. Powell resigned as President, Chief Executive Officer and a director, Paul Bailey resigned as Vice President, Secretary and Chief Financial Officer, and Joel Schoenfeld resigned as a director. Messrs. Bailey, Powell and Schoenfeld resigned to pursue other opportunities. However, Mr. Bailey will remain as a consultant to the Company.

         Chief Operating Officer Michael J. Caputo, who has served in such capacity with the Company and its predecessors since 1988, will act as interim President, principal executive and principal financial officer while the Company searches for suitable candidates for the positions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NESCO INDUSTRIES, INC.

Dated:  November 6, 2002                By: /s/ Michael J. Caputo
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                                            Michael J. Caputo
                                            President and COO